SERVICE AGREEMENT #N01719
                                   (FST Service)


              AGREEMENT made this 28th day of March, 1996, by and between NATIONAL FUEL GAS SUPPLY CORPORATION, a Pennsylvania corporation, hereinafter called "Transporter" and CONNECTICUT NATURAL GAS CORPORATION, hereinafter called "Shipper."

              WHEREAS, Shipper has requested that Transporter transport natural gas;

   and

              WHEREAS, Transporter has agreed to provide such transportation for Shipper subject to the terms and conditions hereof.

              WITNESSETH: That, in consideration of the mutual covenants herein contained, the parties hereto agree that Transporter will transport for Shipper, on a firm basis, and Shipper will furnish, or cause to be furnished, to Transporter natural gas for such transportation during the term hereof, at the prices and on the terms and conditions hereinafter provided.


                                     ARTICLE I

                                    QUANTITIES

              Beginning on the date on which deliveries of gas are commenced hereunder and thereafter for the remaining term of this Agreement, and subject to the provisions of Transporter's FST Rate Schedule, Transporter agrees to transport for Shipper up to the following quantities of natural gas:

   Contract Maximum Daily Injection Transportation Quantity (MDITQ) of 5,669 Dekatherms (Dth)

   Contract Maximum Daily Withdrawal Transportation Quantity (MDWTQ) of 8,964 Dekatherms (Dth)

                                    ARTICLE II

                                       RATE

              Unless otherwise mutually agreed in a written amendment to this Agreement for the service provided by Transporter hereunder, Shipper shall pay Transporter the maximum rate provided under Rate Schedule FST set forth in Transporter's effective FERC Gas Tariff. In the event that the Transporter places on file with the Federal Energy Regulatory Commission ("Commission") another rate schedule which may be applicable to transportation service rendered hereunder, then Transporter, at its option, may from and after the effective date of such rate schedule, utilize such rate schedule in performance of this Agreement. Such a rate schedule(s) or superseding rate schedule(s) and any revisions thereof which shall be filed and become effective shall apply to and be a part of this Agreement. Transporter shall have the right to propose, file and make effective with the Commission, or other body having jurisdiction, changes and revisions of any effective rate schedule(s), or to propose, file, and make effective superseding rate schedules, for the purpose of changing the rate, charges, and other provisions thereof effective as to Shipper.


                                    ARTICLE III

                                 TERM OF AGREEMENT

              This Agreement shall be effective as of April 1, 1996 and shall continue in effect for a primary term ending March 31, 1999, and shall continue in effect from year to year thereafter until terminated by either Transporter or Shipper upon not less than 12 months prior written notice to the other specifying as a termination date the end of such primary term or any subsequent anniversary thereof.


                                    ARTICLE IV

                          POINTS OF RECEIPT AND DELIVERY

              The primary injection receipt point(s) for all gas that may be received for Shipper's account for transportation by Transporter for injection, and the MDITQ applicable to each such point of receipt, shall be:

              See Exhibit A.

              The primary injection delivery point(s) for all gas to be delivered by Transporter for Shipper's account for injection and the MDITQ applicable to each point of delivery shall be:

              See Exhibit A.
              The primary withdrawal receipt point(s) for all gas that may be received for Shipper's account for transportation by Transporter after withdrawal and the MDWTQ applicable to each such point of receipt, shall be:

              See Exhibit A.

              The primary withdrawal delivery point(s) for all gas to be delivered by Transporter for Shipper's account after withdrawal and the MDWTQ applicable to each point of delivery shall be:

              See Exhibit A.


                                     ARTICLE V

                  GAS PRESSURES AT POINTS OF RECEIPT AND DELIVERY


              See Exhibit A.


                                    ARTICLE VI

                  INCORPORATION BY REFERENCE OF TARIFF PROVISIONS

              To the extent not inconsistent with the terms and conditions of this agreement, the provisions of Rate Schedule FST, or any effective superseding rate schedule or otherwise applicable rate schedule, including any provisions of the General Terms and Conditions incorporated therein, and any revisions thereof that may be made effective hereafter are hereby made applicable to and a part hereof by reference.


                                    ARTICLE VII

                                   MISCELLANEOUS

              1. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto, and no course of dealing between the parties shall be construed to alter the terms hereof, except as expressly stated herein.

              2. No waiver by any party of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any other default or defaults, whether of a like or of a different character.

              3. Any company which shall succeed by purchase, merger or consolidation of the gas related properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement. Either party may, without relieving itself of its obligations under this Agreement, assign any of its rights hereunder to a company with which it is affiliated, but otherwise, no assignment of this Agreement or of any of the rights or obligations hereunder shall be made unless there first shall have been obtained the consent thereto in writing of the other party. Consent shall not be unreasonably withheld.

              4. Except as herein otherwise provided, any notice, request, demand, statement or bill provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and shall be considered as duly delivered when mailed by registered or certified mail to the Post Office address of the parties hereto, as the case may be, as follows:

        Transporter:      National Fuel Gas Supply Corporation
                          Gas Supply - Transportation
                          Room 1200
                          10 Lafayette Square
                          Buffalo, New York  14203

              Shipper:    Connecticut Natural Gas Corporation
                          P. O. Box 1500
                          100 Columbus Blvd.
                          Hartford, CT  01164
                          ATTN:  John Rudiak

   or at such other address as either party shall designate by formal written notice. Routine communications, including monthly statements, shall be considered as duly delivered when mailed by either registered, certified, or ordinary mail, electronic communication, or telecommunication.

              5. This Agreement and the respective obligations of the parties hereunder are subject to all present and future valid laws, orders, rules and regulations of constituted authorities having jurisdiction over the parties, their functions or gas supply, this Agreement or any provision hereof. Neither party shall be held in default for failure to perform hereunder if such failure is due to compliance with laws, orders, rules or regulations of any such duly constituted authorities.

              6. The subject headings of the articles of this Agreement are inserted for the purpose of convenient reference and are not intended to be a part of the Agreement nor considered in any interpretation of the same.

              7. No presumption shall operate in favor of or against either party hereto as a result of any responsibility either party may have had for drafting this Agreement.

              8. The interpretation and performance of this Agreement shall be in accordance with the laws of the State of New York, without recourse to the law regarding the conflict of laws.


              The parties hereto have caused this Agreement to be signed by their duly authorized personnel the day and year first above written.


                                NATIONAL FUEL GAS SUPPLY CORPORATION
                                            (Transporter)



                                John R. Pustulka
                                ------------------------------------


                                CONNECTICUT NATURAL GAS CORPORATION
                                            (Shipper)



                                Edna M. Karanian - Assistant Vice President
                                -------------------------------------------
                                      Energy Planning and Procurement
                                -------------------------------------------

                    Exhibit A to FST Service Agreement #N01719
                                      Between
              National Fuel Gas Supply Corporation (Transporter) and
                   Connecticut Natural Gas Corporation (Shipper)

   Primary Injection Receipt Point(s)
   ----------------------------------


                 Point                     MDITQ               Pressure
                                         (Dth/day)
    Tennessee Gas Pipeline at              5,669        Pressure adequate to
    Transporter s Ellisburg                             enter Transporter s
    Station                                             system




   Primary Injection Delivery Point(s)
   -----------------------------------
                 Point                     MDITQ               Pressure
                                         (Dth/day)
    Transporter s System Storage          5,669*        Pressure existing in
    for delivery to Shippers                            Transporter s system
    Storage Account



   Primary Withdrawal Receipt Point(s)
   -----------------------------------
                 Point                     MDWTQ               Pressure
                                         (Dth/day)

    Transporter s System Storage           8,964        Pressure existing in
    for receipt from Shippers                           Transporter s system
    Storage Account



   Primary Withdrawal Delivery Point(s)
   ------------------------------------
                 Point                     MDWTQ               Pressure
                                         (Dth/day)
    Tennessee Gas Pipeline at             8,964*        Pressure adequate to
    Transporter s Ellisburg                             deliver into Tennessee s
    Station                                             System provided that
                                                        Transporter shall not be
                                                        obligated to deliver gas at
                                                        a pressure in excess of
                                                        1,000 psig.

   * Less applicable fuel, loss and company-use retention.